UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549




                            FORM 8-K




                         CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934




                       September 21, 1999
        Date of Report (Date of Earliest Event Reported)

                      HOWARD B. WOLF, INC.


   State of Texas            1-6775              75-0847571
   (State or other      (Commission File        (IRS Employer
    Jurisdiction             Number)         Identification No.)
  of Incorporation)

  3710 Rawlins Street, Suite 973
          Dallas, Texas                             75219
(Address of Principal Executive Offices)          (Zip Code)

                          214.852.0124
      (Registrant's Telephone Number, Including Area Code)

                        3809 Parry Avenue
                    Dallas, Texas 75226-1753
  (Former Name or Former Address, if Changed since last Report)

ITEM 5.   OTHER EVENTS.

     Reference is hereby made to those certain Press Releases (the "Releases") issued to the public by Howard B. Wolf, Inc. (the "Company") on September 21, October 4 and October 5, 1999. The Releases are attached as Exhibits 99.1 to 99.3 to this Current Report on Form 8-K and are incorporated into this report by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)       EXHIBIT NO.         DESCRIPTION

            99.1              Press Release, dated September 21, 1999.

            99.2              Press Release, dated October 4, 1999.

            99.3              Press Release, dated October 5, 1999.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HOWARD B. WOLF, INC.


                              By:  /s/ EUGENE K. FRIESEN
                                   ------------------------------
                                   EUGENE K. FRIESEN
                                   Senior Vice President and
                                    Treasurer
                                   (Principal Financial and Duly
                                    Authorized Officer)